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                                                                    EXHIBIT 10.5

This note replaces but does not extinguish the obligations under that certain Revolving Credit Note (the "Original Revolving Credit Note") executed in connection with the Credit Agreement dated as of January 27, 2003 by and among the Borrower, the lenders party thereto and Wachovia Bank, National Association, as Administrative Agent.


                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$_________                                                     __________, _____


         FOR VALUE RECEIVED, the undersigned, O'CHARLEY'S INC., a corporation organized under the laws of Tennessee (the "Borrower"), promises to pay to the order of _______________ (the "Lender"), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) or, if less, the principal amount of all Revolving Credit Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement, dated as of ____________, 2003 (as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders (the "Lenders"), and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The unpaid principal amount of this Amended and Restated Revolving Credit Note (the "Revolving Credit Note") from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

         This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable.

         THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL ISSUES RELATED TO THE LEGALITY, VALIDITY OR ENFORCEABILITY HEREOF, SHALL BE DETERMINED UNDER THE LAWS OF NEW YORK (INCLUDING
SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         The Debt evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Debt (including, without limitation, the Senior Subordinated Notes) referred to in the Credit Agreement.


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         The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note.

         This Revolving Credit Note is given in modification, replacement and restatement of the Original Revolving Credit Note, but not in repayment or extinguishment of the unpaid indebtedness evidenced by the Original Revolving Credit Note, and all indebtedness formerly evidenced by said Original Revolving Credit Note and unpaid on the date hereof shall now be evidenced by this Revolving Credit Note, and as of the date hereof, said Original Revolving Credit Note shall no longer evidence said outstanding indebtedness. This Revolving Credit Note shall not be considered to be a novation of said Original Revolving Credit Note as this Revolving Credit Note evidences the same indebtedness.

                            (Signature Page Follows)


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         IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit
Note under seal as of the day and year first above written.


                                       O'CHARLEY'S INC.


                                       By: _____________________________________
                                           Name:________________________________
                                           Title:_______________________________


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